10.8 Subscription Agreement

                             Subscription Agreement

The undersigned irrevocably agrees to purchase ____________ shares of common stock at $8.00 per share. Attached is a check payable to Richard O. Weed, Escrow Agent. Please issue the shares in the name of
______________________________________________________.

                                        Sincerely yours,



                                        By:
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                                        Name:
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                                        Address:
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                                        Taxpayer Id. No.:
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